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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 26, 2000

                         Commission file number 1-13163
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                         TRICON GLOBAL RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

 North Carolina                                            13-3951308
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(State or other jurisdiction of                           (IRS Employer
of incorporation or organization)                          Identification No.)


                 1441 Gardiner Lane, Louisville, Kentucky 40213
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A











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Item 5.           OTHER EVENTS
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                  On April 26, 2000,  TRICON Global  Restaurants,  Inc. issued a press release with respect to earnings for the first quarter ended March 18, 2000. A copy of such press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS
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                  (c)   Exhibits

                  99    Press release dated April 26, 2000 from TRICON Global
                         Restaurants, Inc.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRICON GLOBAL RESTAURANTS, INC.
                                    -------------------------------
                                                      (Registrant)



Date:    April 27, 2000             /s/   Robert L. Carleton
         ------------------         ------------------------
                                          Robert L. Carleton
                                          Senior Vice President and Controller
                                          (Principal Accounting Officer)





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